      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 16, 2001

                                                    Registration No. 333-_______

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      ------------------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                      ------------------------------------
                              OAK TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                     77-0161486
  (State or other jurisdiction of          (I.R.S. Employer Identification No.)
   incorporation or organization)

                                 139 KIFER COURT
                           SUNNYVALE, CALIFORNIA 94086
   (Address, including zip code, of registrant's principal executive offices)

                              OAK TECHNOLOGY, INC.
                             1994 STOCK OPTION PLAN
                        1994 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)

                                  YOUNG K. SOHN
                       PRESIDENT & CHIEF EXECUTIVE OFFICER
                              OAK TECHNOLOGY, INC.
                                 139 KIFER COURT
                           SUNNYVALE, CALIFORNIA 94086
                     (Name and address of agent for service)
                                 (408) 737-0888
          (Telephone number, including area code, of agent for service)


                                             CALCULATION OF REGISTRATION FEE
==================================== =================== ====================== ======================== =================
      TITLE OF EACH CLASS OF            AMOUNT TO BE       PROPOSED MAXIMUM        PROPOSED MAXIMUM         AMOUNT OF
    SECURITIES TO BE REGISTERED        REGISTERED (1)     OFFERING PRICE PER      AGGREGATE OFFERING     REGISTRATION FEE
                                                               SHARE(2)                PRICE(2)
==================================== =================== ====================== ======================== =================
Oak  Technology,  Inc.  1994  Stock
Option Plan                           1,900,000 shares          $9.595                $18,230,500             $4,558
Common Stock, $0.001 par value
------------------------------------ ------------------- ---------------------- ------------------------ -----------------
Oak Technology,  Inc. 1994 Employee
Stock Purchase Plan                    700,000 shares           $9.595                $6,716,500              $1,679
Common Stock, $0.001 par value
==================================== =================== ====================== ======================== =================

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the Oak Technology, Inc. 1994 Stock Option Plan or the Oak Technology, Inc. 1994 Employee Stock Purchase Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the outstanding shares of Registrant's Common Stock.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and Rule 457(h) under the Securities Act of 1933, as amended, based on the average of the high and low prices of Oak Technology, Inc. common stock as reported on the Nasdaq National Market on July 12, 2001.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


     Pursuant to General Instruction E to Form S-8 under the Securities Act of 1933, as amended (the "1933 Act"), this registration statement on Form S-8 (this "Registration Statement") is filed for the purpose of registering additional securities of the same class as those registered under the following registration statement on Form S-8 which is currently effective: Registration No. 333-70175 filed with the Securities and Exchange Commission (the "Commission") on January 6, 1999 (the "1999 Registration Statement"), relating to the Oak Technology, Inc. 1994 Stock Option Plan and 1994 Employee Stock Purchase Plan. The contents of the 1999 Registration Statement, including any amendments thereto or filings incorporated therein, are incorporated herein by this reference.

ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE

     Oak Technology, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Commission:

     (a) The Registrant's Annual Report on Form 10-K/A for the fiscal year ended June 30, 2000 filed with the Commission on September 28, 2000 pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act");

     (b) All other reports filed by the Registrant pursuant to Sections 13(a) or 15(d) of the 1934 Act since the end of the fiscal year covered by the Registrant's Annual Report described in (a) above;

     (c) The Registrant's Registration Statement No. 000-25298 on Form 8-A filed with the Commission on December 16, 1994, in which there is described the terms, rights and provisions applicable to the Registrant's Common Stock; and

     (d) The Registrant's Registration Statement No. 000-25298 on Form 8-A12G filed with the Commission on August 21, 1997, together with Amendment No. 1 on Form 8-A12B/A filed with the Commission on November 25, 1998, in which there is described the terms, rights and provisions applicable to the Registrant's Preferred Stock Purchase Rights.

     All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.


ITEM 8.   EXHIBITS


EXHIBIT NO.         DESCRIPTION
-----------         -----------
4                   Instruments Defining the Rights of Stockholders. Reference
                    is made to Registrant's Registration Statements No.
                    000-25298 on Form 8-A, together with the exhibits thereto, which are incorporated herein by reference pursuant to
                    Items 3(c) and 3(d).

5                   Opinion and consent of Wildman, Harrold, Allen & Dixon.

23.1                Consent of KPMG LLP, Independent Auditors.

23.2                Consent of Wildman, Harrold, Allen & Dixon (included in
                    Exhibit 5)

24 Power of Attorney (included in the signature page of the Registration Statement).

99.1                Amendment to Oak Technology, Inc. 1994  Stock Option Plan.

99.2                Amendment to Oak Technology, Inc. 1994 Employee Stock
                    Purchase Plan.



ITEM 9.   UNDERTAKINGS

     A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of either the Registrant's 1994 Stock Option Plan or 1994 Employee Stock Purchase Plan.

     B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on July 13, 2001.


                                       OAK TECHNOLOGY, INC.

                                       By
                                            /s/ Young K. Sohn
                                            --------------------
                                            Young K. Sohn
                                            President and
                                            Chief Executive Officer



                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned officers and directors of Oak Technology, Inc., a Delaware corporation, do hereby constitute and appoint Young K. Sohn, John S. Edmunds, and David J. Power, and each of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the 1933 Act, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

     Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



SIGNATURE                                                   TITLE                                 DATE
By:  /s/ Young K. Sohn                                      President, Chief Executive            July 13, 2001
   ----------------------------                             Officer and Director
         Young K. Sohn

By:  /s/ John S. Edmunds                                    Vice President of Finance and         July 13, 2001
   ---------------------------                              Chief Financial Officer
         John S. Edmunds

By:  /s/ David J. Power                                     Vice President of Legal,              July 13, 2001
   ---------------------------                              General Counsel and Secretary
         David J. Power

By:  /s/ Richard B. Black                                   Director                              July 13, 2001
   ---------------------------
         Richard B. Black

By:  /s/ David Rynne                                        Director                              July 13, 2001
   ---------------------------
         David Rynne

By:  /s/ Ta-Lin Hsu                                         Director                              July 13, 2001
   ---------------------------
         Ta-Lin Hsu

By:  /s/ Peter Simone                                       Director                              July 13, 2001
   ---------------------------
         Peter Simone

By:  /s/ Timothy Tomlinson                                  Director                              July 13, 2001
   ---------------------------
         Timothy Tomlinson

By:  /s/ David D. Tsang                                     Director                              July 13, 2001
   --------------------
         David D. Tsang

By:  /s/ Albert Y.C. Yu                                     Director                              July 13, 2001
   --------------------
         Albert Y.C. Yu

EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------
4                   Instruments Defining the Rights of Stockholders. Reference
                    is made to Registrant's Registration Statements No.
                    000-25298 on Form 8-A, together with the exhibits thereto, which are incorporated herein by reference pursuant to
                    Items 3(c) and 3(d).

5                   Opinion and consent of Wildman, Harrold, Allen & Dixon.

23.1                Consent of KPMG LLP, Independent Auditors.

23.2                Consent of Wildman, Harrold, Allen & Dixon (included in
                    Exhibit 5)

24 Power of Attorney (included in the signature page of the Registration Statement).

99.1                Amendment to Oak Technology, Inc. 1994  Stock Option Plan.

99.2                Amendment to Oak Technology, Inc. 1994 Employee Stock
                    Purchase Plan.